EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 258 to Registration Statement No. 002-90946 on Form N-1A of our reports dated as indicated on the attached Appendix A, relating to the financial statements and financial highlights of the Funds listed on the attached Appendix A, certain of the funds constituting Eaton Vance Mutual Funds Trust (the “Trust”), appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2015, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

Appendix A

Report Date

Funds

December 17, 2015

Eaton Vance Government Obligations Fund

December 21, 2015

Eaton Vance High Income Opportunities Fund

December 22, 2015

Eaton Vance Short Duration Government Income Fund

December 18, 2015

Eaton Vance Short Duration High Income Fund

December 23, 2015

Eaton Vance Currency Income Advantage Fund

December 21, 2015

Eaton Vance Diversified Currency Income Fund

December 22, 2015

Eaton Vance Emerging Markets Local Income Fund

December 23, 2015

Eaton Vance Global Macro Absolute Return Advantage Fund

December 23, 2015

Eaton Vance Global Macro Absolute Return Fund

December 17, 2015

Eaton Vance Global Macro Capital Opportunities Fund

December 23, 2015

Eaton Vance Short Duration Strategic Income Fund

December 23, 2015

Eaton Vance Multi-Strategy Absolute Return Fund

December 23, 2015

Eaton Vance Multi-Strategy All Market Fund

December 22, 2015

Eaton Vance Floating-Rate Advantage Fund

December 23, 2015

Eaton Vance Floating-Rate & High Income Fund

December 18, 2015

Eaton Vance Floating-Rate Fund

December 18, 2015

Parametric Tax-Managed International Equity Fund

December 21, 2015

Eaton Vance Global Income Builder Fund

December 23, 2015

Eaton Vance Tax- Managed Equity Asset Allocation Fund

December 21, 2015

Eaton Vance Tax- Managed Global Dividend Income Fund

December 18, 2015

Eaton Vance Tax-Managed Global Small-Cap Fund

December 21, 2015

Eaton Vance Tax-Managed Multi-Cap Growth Fund

December 22, 2015

Eaton Vance Tax-Managed Small-Cap Fund

December 18, 2015

Eaton Vance Tax-Managed Value Fund

Portfolio whose financial statements are included in one or more of the above Funds’ annual reports for the year ending October 31, 2015:

Report Date

Funds

December 17, 2015

Government Obligations Portfolio

December 21, 2015

High Income Opportunities Portfolio

December 22, 2015

Short-Term US Government Portfolio

December 18, 2015

Short Duration High Income Portfolio

December 23, 2015

Currency Income Advantage Portfolio

December 21, 2015

International Income Portfolio

December 22, 2015

Emerging Markets Local Income Portfolio

December 23, 2015

Global Macro Absolute Return Advantage Portfolio

December 23, 2015

Global Macro Portfolio

December 17, 2015

Global Macro Capital Opportunities Portfolio

December 23, 2015

Global Opportunities Portfolio

December 23, 2015

MSAR Completion Portfolio

December 22, 2015

Senior Debt Portfolio

December 18, 2015

Eaton Vance Floating Rate Portfolio

December 18, 2015

Tax-Managed International Equity Portfolio

December 18, 2015

Tax-Managed Global Small-Cap Portfolio

December 21, 2015

Tax-Managed Multi-Cap Growth Portfolio

December 22, 2015

Tax-Managed Small-Cap Portfolio

December 18, 2015

Tax-Managed Value Portfolio